UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




            Date of Report (Date of earliest reported) June 21, 2002


                       MidAmerican Energy Holdings Company
             (Exact name of registrant as specified in its charter)


              Iowa                         0-25551           94-2213782
(State or other jurisdiction         (Commission        (IRS Employer
    of incorporation)                File Number)       Identification No.)


666 Grand Avenue, Des Moines, Iowa                        50309
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:  (515) 242-4300


                                      N/A
          (Former name or former address, if changed since last report)


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ITEM 5.       OTHER EVENTS.

     On June 24, 2002, Kern River Gas Transmission Company ("Kern River"), an indirect subsidiary of MidAmerican Energy Holdings Company ("MEHC"), announced that it had closed a bank loan facility on June 21, 2002 providing for aggregate loans of up to $875 million to be used for the construction of the 2003 Kern River Expansion Project ("Expansion Project"). A copy of the press release announcing the closing is included as an Exhibit hereto.

     As a condition to the Kern River financing, MEHC executed a Completion Guarantee in favor of such banks, providing that MEHC will cause capital contributions to be made to Kern River in amounts sufficient to complete the Expansion Project, including capital contributions aggregating at least $375 million upon the earlier of an abandonment of the Expansion Project or by June 30, 2004. A copy of the Completion Guarantee is included as an Exhibit hereto.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1 - Press Release dated June 24, 2002

Exhibit 99.2 - Completion Guarantee


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MIDAMERICAN ENERGY HOLDINGS COMPANY
                                                (Registrant)


                                 /s/  Paul J. Leighton
                                 Paul J. Leighton
                                 Vice President, Assistant General Counsel
                                 and Assistant Secretary


Date  June 27, 2002

                                 EXHIBITS INDEX

Exhibit
Number         Exhibit

99.1     Press Release dated June 24, 2002
99.2     Completion Guarantee